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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 20, 2009

Maidenform Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32568	06-1724014

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

485F US Hwy 1 South, Iselin, NJ	08830

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (732) 621-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1)          Approval of Adoption of an Amendment and Restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan

At the annual meeting of the stockholders of Maidenform Brands, Inc. (the “Company”) held on May 21, 2009 (the “Approval Date”), the Company’s stockholders approved an amendment and restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”).  Upon stockholder approval, the 2005 Stock Incentive Plan was renamed the 2009 Omnibus Incentive Plan (the “Omnibus Plan”) and, in addition to incorporating the provisions of the 2005 Stock Incentive Plan, included the following key modifications, effective on the Approval Date:

•
The aggregate share reserve of the Company’s common stock, par value $0.01 (“Common Stock”) available for awards under the Omnibus Plan was increased by 400,000 shares from 1,750,000 shares to 2,150,000 shares (subject to adjustment in the event of changes in capitalization).

•
The term of any stock option or stock appreciation right (“SAR”) granted under the Omnibus Plan on or following the Approval Date will be no longer than 7 years after the date the award is granted (the 2005 Stock Incentive Plan provided for a term of up to 10 years for such awards).

•	The adoption of certain features that are designed to protect the Company’s stockholders’ interests and to reflect corporate governance best practices, as follows:
o	Clarification of certain provisions related to counting the number of shares of Common Stock used under the Omnibus Plan.
o	Providing that the number of “full-value awards” (e.g., restricted stock) granted under the Omnibus Plan will count against the aggregate share reserve as 1.65 shares for every share granted.
o	Requiring prior stockholder approval for a cash repurchase of out-of-the-money stock options or SARs.
o
Providing that the “Committee” under the Omnibus Plan with respect to non-employee directors will be the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) (the Board served as the Committee with respect to non-employee directors under the 2005 Stock Incentive Plan).

•
The adoption of provisions that will permit the Company to grant awards that are intended to qualify under the “performance-based compensation” exception to the $1 million compensation deduction limit for certain senior executive officers under Section 162(m) of the Internal Revenue Code of 1986, as amended, including provisions relating to individual participation limits.

•
The adoption of provisions permitting the grant of performance-based cash awards that are intended to qualify as “performance-based compensation,” in addition to the awards of stock options, SARs, restricted stock, performance shares and other stock-based awards that were available under the 2005 Stock Incentive Plan.

•	The extension of the term of the Omnibus Plan until April 3, 2019 (the 2005 Stock Incentive Plan was scheduled to expire on July, 7, 2015).

For a more detailed description of the Omnibus Plan, see Proposal Three in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2009 (the “Proxy Statement”).  The foregoing description of the Omnibus Plan is only a summary and is qualified in its entirety by the full text of the Omnibus Plan, which is included as Annex A to the Company’s Proxy Statement and is incorporated by reference herein as Exhibit 10.1.

(2)          Approval of New Forms of Restricted Stock Agreements

On May 20, 2009, the Compensation Committee approved four forms of restricted stock agreements for use in connection with grants of restricted stock made as of and following such date under the Omnibus Plan. The first form of restricted stock agreement (the “NEO RS Agreement”) is for use in connection with grants of restricted stock to the Company’s Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers (the “Named Executive Officers”). The second form of restricted stock agreement is for use in connection with grants of restricted stock to the Company’s executive officers other than the Named Executive Officers (the “Executive RS Agreement”). The third form of restricted stock agreement is for use in connection with grants of restricted stock to the Company’s employees other than its executive officers (the “Employee RS Agreement”). The fourth form of restricted stock agreement is for use in connection with grants of restricted stock to the Company’s non-employee directors (the “NED RS Agreement”).

Each form of restricted stock agreement provides for the grant of restricted shares of the Common Stock that will vest in equal annual installments on each of the first four anniversaries of the grant date subject to the participant’s continued employment or service through the applicable vesting date. The NEO RS Agreement and the NED RS Agreement provide that any remaining unvested shares of restricted stock that would have vested if the participant’s employment or service, as applicable, had continued for an additional 12 months, will become vested upon a termination due to death or disability, or (i) under the NEO RS Agreement, if the participant’s employment is terminated without cause or for good reason, or due to non-renewal by the Company of the participant’s employment agreement, or (ii) under the NED RS Agreement, if the participant’s service is terminated upon a failure to be re-elected to the Board (other than for cause). The NEO RS Agreement, the Executive RS Agreement, the Employee RS Agreement and the NED RS Agreement provide that the restricted stock will become fully vested on a change in control. The Employee RS Agreement provides that the restricted stock will not become fully vested on a change in control unless, and only to the extent, otherwise provided in a written employment agreement between the participant and the Company that is in effect on the grant date or that becomes effective after the grant date that, in each case, expressly provides therein that restricted stock awards granted to the participant will vest on a change in control. Any shares of restricted stock that remain unvested upon a participant’s termination will be forfeited.

The foregoing summary of the restricted stock agreements is not complete and is qualified in its entirety by the full text of the NEO RS Agreement, the Executive RS Agreement, the Employee RS Agreement and the NED RS Agreement, copies of which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and which are incorporated by reference into this Item 5.02.

(3)          Approval of New Forms of Non-Tandem Stock Appreciation Rights Agreements

On May 20, 2009, the Compensation Committee approved four forms of non-tandem stock appreciation rights agreements (the “SAR Agreements”) for use in connection with grants of non-tandem SARs made as of and following such date under the Omnibus Plan.  The first form of SAR Agreement is for use in connection with grants of SARs to the Named Executive Officers (the “NEO SAR Agreement”).  The second form of SAR Agreement is for use in connection with grants of SARs to the Company’s executive officers other than the Named Executive Officers (the “Executive SAR Agreement”).  The third form of SAR Agreement is for use in connection with grants of SARs to the Company’s employees other than its executive officers (the “Employee SAR Agreement”).  The fourth form of SAR Agreement is for use in connection with grants of SARs to the Company’s non-employee directors (the “NED SAR Agreement”).

Each form of SAR Agreement provides for the grant of SARs entitling the participant to receive, for each SAR exercised, a number of shares of Common Stock equal in value to the excess of the fair market value of one share of Common Stock on the date the SAR is exercised over the exercise price of the SAR (which will be no less than the fair market value of the Common Stock on the grant date).  The SARs will vest and become exercisable in equal annual installments on each of the first four anniversaries of the grant date subject to the participant’s continued employment or service through the applicable vesting date.  The NEO SAR Agreement and the NED SAR Agreement provide that the SARs will become vested and exercisable with respect to the number of SARs that would have vested if the participant’s employment or service, as applicable, had continued for an additional 12 months, upon a termination due to death or disability, or (i) under the NEO SAR Agreement, if the participant’s employment is terminated without cause or for good reason, or due to non-renewal by the Company of the participant’s employment agreement, or (ii) under the NED SAR Agreement, if the participant’s service is terminated upon a failure to be re-elected to the Board (other than for cause).  The NEO SAR Agreement, the Executive SAR Agreement, the Employee SAR Agreement and the NED SAR Agreement provide that the SARs will become fully vested on a change in control, if the participant remains employed or is otherwise performing services for the Company at the time of the change in control or had an involuntarily termination by the Company without cause at any time during the 30 day period before the change in control.  Any portion of the SARs that remain unvested upon a participant’s termination will be terminate and expire as of the date of such termination.

The foregoing summary of the SAR Agreements is not complete and is qualified in its entirety by the full text of the NEO SAR Agreement, the Executive SAR Agreement, the Employee SAR Agreement and the NED SAR Agreement, copies of which are attached hereto as Exhibits 10.6, 10.7, 10.8 and 10.9, respectively, and which are incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

10.1
Maidenform Brand, Inc. 2009 Omnibus Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2009) (the “Omnibus Plan”)

10.2	Form of Restricted Stock Agreement Pursuant to the Omnibus Plan for grants to named executive officers

10.3	Form of Restricted Stock Agreement Pursuant to the Omnibus Plan for grants to executive officers other than named executive officers

10.4	Form of Restricted Stock Agreement Pursuant to the Omnibus Plan for grants to employees other than executive officers

10.5	Form of Restricted Stock Agreement Pursuant to the Omnibus Plan for grants to non-employee directors

10.6	Form of Non-Tandem Stock Appreciation Right Agreement Pursuant to the Omnibus Plan for grants to named executive officers

10.7	Form of Non-Tandem Stock Appreciation Right Agreement Pursuant to the Omnibus Plan for grants to executive officers other than named executive officers

10.8	Form of Non-Tandem Stock Appreciation Right Agreement Pursuant to the Omnibus Plan for grants to employees other than executive officers

10.9	Form of Non-Tandem Stock Appreciation Right Agreement Pursuant to the Omnibus Plan for grants to non-employee directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIDENFORM BRANDS, INC.

Date: May 21, 2009	By:	/s/ Christopher W. Vieth
		Name:	Christopher W. Vieth
		Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit

10.1
Maidenform Brand, Inc. 2009 Omnibus Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2009) (the “Omnibus Plan”)

10.2	Form of Restricted Stock Agreement Pursuant to the Omnibus Plan for grants to named executive officers

10.3	Form of Restricted Stock Agreement Pursuant to the Omnibus Plan for grants to executive officers other than named executive officers

10.4	Form of Restricted Stock Agreement Pursuant to the Omnibus Plan for grants to employees other than executive officers

10.5	Form of Restricted Stock Agreement Pursuant to the Omnibus Plan for grants to non-employee directors

10.6	Form of Non-Tandem Stock Appreciation Right Agreement Pursuant to the Omnibus Plan for grants to named executive officers

10.7	Form of Non-Tandem Stock Appreciation Right Agreement Pursuant to the Omnibus Plan for grants to executive officers other than named executive officers

10.8	Form of Non-Tandem Stock Appreciation Right Agreement Pursuant to the Omnibus Plan for grants to employees other than executive officers

10.9	Form of Non-Tandem Stock Appreciation Right Agreement Pursuant to the Omnibus Plan for grants to non-employee directors